UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2009

Date of reporting period: 03/31/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock Value Opportunities Fund, Inc.

ANNUAL REPORT | MARCH 31, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month

US equities (S&P 500 Index)	(30.54)%	(38.09)%

Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)

International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

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•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2009

Portfolio Management Commentary

How did the Fund perform?

•

Effective March 13,2009,the Fund’s performance benchmark was changed from the Russell 2000 Index to the S&P SmallCap 600 Citigroup Value Index in order to more accurately reflect the universe of securities in which the Fund currently invests, as well as its value orientation.

•	The Fund underperformed both the S&P SmallCap 600 Citigroup Value Index and Russell 2000 Index for the 12-month period.

What factors influenced performance?

•

The Fund’s underperformance during the year was due primarily to weak stock selection in financials. Underperformance in the sector was driven largely by select holdings in insurance companies and real estate investment trusts (REITs), as these industries endured sharp declines during the year. Diversified insurer Conseco, Inc. was the largest individual detractor, and the Fund’s position was eliminated.

•

Other areas of the Fund that underperformed during the period included oil, gas and consumable fuels within the energy sector, containers and packaging in materials and multiline retail within the consumer discretionary sector. The utilities sector significantly outperformed the broader market as investors preferred more defensive stocks. Accordingly, the Fund’s underweight in the sector had a significantly negative impact on performance relative to the S&P SmallCap 600 Citigroup Value Index, which had a substantially larger allocation to utilities stocks than the Russell 2000 Index.

•

Portfolio performance benefited from strong stock selection within the health care sector. Outperformance was driven by select holdings in the health care technology and pharmaceuticals sub-industries, with a notable contribution from health care information management systems provider Cerner Corp.

•

The Fund’s overweight and positive selection within the information technology (IT) sector also contributed to favorable performance comparisons during the 12 months. Key areas of strength included the software and electronic equipment and instruments sub-sectors. Communications equipment developer Tellabs, Inc. and TIBCO Software, Inc. were among the standout individual performers.

Describe recent portfolio activity.

•

We significantly increased the Fund’s exposure to utilities near the end of the period. We added to Fund exposure in consumer staples, initiating positions in several food products names. We also reduced the Fund’s weighting in the energy and consumer discretionary sectors during the 12 months.

Describe Fund positioning at period end.

•

Relative to the S&P SmallCap 600 Citigroup Value Index, the Fund ended the period with a significant overweight in IT, most notably within the software, internet software and services and communications equipment sub-sectors. The Fund was underweight in consumer discretionary, industrials and financials, primarily among REITs, banks and insurance names.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$573.30	$4.82	$1,000	$1,018.77	$6.19
Investor A	$1,000	$573.30	$5.65	$1,000	$1,017.72	$7.24
Investor B	$1,000	$570.20	$9.40	$1,000	$1,012.93	$12.04
Investor C	$1,000	$570.10	$9.86	$1,000	$1,012.33	$12.64
Class R	$1,000	$571.40	$7.52	$1,000	$1,015.33	$9.65

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.23% for Institutional, 1.44% for Investor A, 2.40% for Investor B, 2.52% for Investor C and 1.92% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in Master Value Opportunities LLC (the “Master LLC”). The Master LLC invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Master LLC’s management believes have special investment value, and emerging growth companies regardless of size.

[3]	This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

[4]

This unmanaged Index measures performance of the small-capitalization value sector of the US equity market. The Fund now uses this index as its benchmark rather than the Russell 2000 Index because Fund management believes it better reflects the Fund’s investment strategies.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[5]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(42.67)%	(44.18)%	N/A	(8.04)%	N/A	5.10%	N/A
Investor A	(42.67)	(44.27)	(47.19)%	(8.25)	(9.23)%	4.85	4.29%
Investor B	(42.98)	(44.79)	(47.23)	(9.00)	(9.20)	4.20	4.20
Investor C	(42.99)	(44.85)	(45.39)	(9.03)	(9.03)	3.99	3.99
Class R	(42.86)	(44.54)	N/A	(8.56)	N/A	4.58	N/A
Russell 2000 Index	(37.17)	(37.50)	N/A	(5.24)	N/A	1.93	N/A
S&P SmallCap 600 Citigroup Value Index	(38.71)	(38.80)	N/A	(4.52)	N/A	4.67	N/A

[5]

Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

March 31, 2009

Assets

Investments at value — Master Value Opportunities LLC (the “Master LLC”) (cost — $1,195,376,261)	$770,616,269
Withdrawals receivable from the Master LLC	1,395,663
Capital shares sold receivable	1,236,864
Prepaid expenses	20,477

Total assets	773,269,273

Liabilities

Capital shares redeemed payable	2,632,527
Distribution fees payable	280,506
Administration fees payable	154,155
Other affiliates payable	31,990
Officer’s and Directors’ fees payable	435
Other accrued expenses payable	761,253

Total liabilities	3,860,866

Net Assets	$769,408,407

Net Assets Consist of

Institutional Shares, $0.10 par value, 100,000,000 shares authorized	$2,067,106
Investor A Shares, $0.10 par value, 100,000,000 shares authorized	2,690,383
Investor B Shares, $0.10 par value, 100,000,000 shares authorized	1,314,675
Investor C Shares, $0.10 par value, 100,000,000 shares authorized	1,938,846
Class R Shares, $0.10 par value, 100,000,000 shares authorized	379,800
Paid-in capital in excess of par	1,778,832,987
Undistributed net investment income	1,545,496
Accumulated net realized loss allocated from the Master LLC	(594,600,894)
Net unrealized appreciation/depreciation allocated from the Master LLC	(424,759,992)

Net Assets	$769,408,407

Net Asset Value

Institutional — Based on net assets of $206,966,479 and 20,671,065 shares outstanding	$10.01

Investor A — Based on net assets of $264,870,143 and 26,903,831 shares outstanding	$9.85

Investor B — Based on net assets of $110,538,293 and 13,146,750 shares outstanding	$8.41

Investor C — Based on net assets of $155,266,863 and 19,388,457 shares outstanding	$8.01

Class R — Based on net assets of $31,766,629 and 3,798,001 shares outstanding	$8.36

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Year Ended March 31, 2009

Investment Income

Net investment income allocated from the Master LLC:
Dividends	$18,930,676
Foreign withholding tax	(2,385)
Securities lending — affiliated	2,339,692
Income — affiliated	1,910,883
Expenses	(7,158,035)

Total income	16,020,831

Expenses

Administration	3,293,928
Service — Investor A	1,019,135
Service and distribution — Investor B	2,201,429
Service and distribution — Investor C	2,694,458
Service and distribution — Class R	251,761
Transfer agent — Institutional	1,006,130
Transfer agent — Investor A	1,132,329
Transfer agent — Investor B	950,753
Transfer agent — Investor C	1,404,516
Transfer agent — Class R	224,066
Printing	147,334
Registration	78,058
Professional	44,273
Officer and Directors	3,845
Miscellaneous	23,248

Total expenses	14,475,263

Net investment income	1,545,568

Realized and Unrealized Loss Allocated from the Master LLC

Net realized loss from investments and investments sold short	(562,195,064)
Net change in unrealized appreciation/depreciation on investments and investments sold short	(99,191,180)

Total realized and unrealized loss	(661,386,244)

Net Decrease in Net Assets Resulting from Operations	$(659,840,676)

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income (loss)	$1,545,568	$(8,156,535)
Net realized gain (loss)	(562,195,064)	300,462,406
Net change in unrealized appreciation/depreciation	(99,191,180)	(581,197,065)

Net decrease in net assets resulting from operations	(659,840,676)	(288,891,194)

Distributions to Shareholders From

Net realized gain:
Institutional	(7,644,295)	(109,009,355)
Investor A	(8,518,508)	(102,417,365)
Investor B	(5,521,832)	(78,800,422)
Investor C	(6,953,609)	(87,635,142)
Class R	(1,240,813)	(11,638,585)

Decrease in net assets resulting from distributions to shareholders	(29,879,057)	(389,500,869)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(289,440,073)	(255,766,516)

Redemption Fee

Redemption fee	49,657	14,981

Net Assets

Total decrease in net assets	(979,110,149)	(934,143,598)
Beginning of year	1,748,518,556	2,682,662,154

End of year	$769,408,407	$1,748,518,556

End of year undistributed net investment income	$1,545,496	—

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional					Investor A

	Year Ended March 31,					Year Ended March 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$18.24	$24.95	$28.46	$26.28	$27.22	$17.98	$24.65	$28.15	$26.01	$26.96

Net investment income (loss)[1]	0.11	0.05	0.01	0.03	(0.04)	0.06	(0.01)	(0.05)	(0.04)	(0.10)
Net realized and unrealized gain (loss)[2]	(8.03)	(2.82)	0.76	6.39	0.97	(7.88)	(2.79)	0.75	6.31	0.97

Net increase (decrease) from investment operations	(7.92)	(2.77)	0.77	6.42	0.93	(7.82)	(2.80)	0.70	6.27	0.87

Distributions from net realized gain	(0.31)	(3.94)	(4.28)	(4.24)	(1.87)	(0.31)	(3.87)	(4.20)	(4.13)	(1.82)

Net asset value, end of year	$10.01	$18.24	$24.95	$28.46	$26.28	$9.85	$17.98	$24.65	$28.15	$26.01

Total Investment Return[3]

Based on net asset value	(44.18)%	(13.48)%	3.86%	26.13%	3.99%	(44.27)%	(13.74)%	3.64%	25.76%	3.77%

Ratios to Average Net Assets[4]

Total expenses	1.09%	0.97%	0.98%	1.02%	1.00%	1.34%	1.23%	1.23%	1.27%	1.25%

Net investment income (loss)	0.68%	0.20%	0.05%	0.11%	(0.15)%	0.39%	(0.06)%	(0.20)%	(0.14)%	(0.39)%

Supplemental Data

Net assets, end of year (000)	$206,966	$521,653	$775,697	$916,562	$1,005,642	$264,870	$499,605	$742,321	$760,307	$643,904

Portfolio turnover of the Master LLC	147%	109%	72%	77%	74%	147%	109%	72%	77%	74%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of any sales charges.

[4]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B					Investor C

	Year Ended March 31,					Year Ended March 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$15.54	$21.82	$25.36	$23.66	$24.69	$14.83	$21.01	$24.62	$23.10	$24.18

Net investment loss[1]	(0.06)	(0.18)	(0.22)	(0.22)	(0.27)	(0.07)	(0.19)	(0.21)	(0.22)	(0.27)
Net realized and unrealized gain (loss)[2]	(6.76)	(2.41)	0.65	5.72	0.88	(6.44)	(2.28)	0.61	5.57	0.86

Net increase (decrease) from investment operations	(6.82)	(2.59)	0.43	5.50	0.61	(6.51)	(2.47)	0.40	5.35	0.59

Distributions from net realized gain	(0.31)	(3.69)	(3.97)	(3.80)	(1.64)	(0.31)	(3.71)	(4.01)	(3.83)	(1.67)

Net asset value, end of year	$8.41	$15.54	$21.82	$25.36	$23.66	$8.01	$14.83	$21.01	$24.62	$23.10

Total Investment Return[3]

Based on net asset value	(44.79)%	(14.49)%	2.86%	24.82%	2.96%	(44.85)%	(14.51)%	2.80%	24.82%	2.95%

Ratios to Average Net Assets[4]

Total expenses	2.25%	2.08%	2.00%	2.03%	2.02%	2.34%	2.13%	2.01%	2.05%	2.03%

Net investment loss	(0.46)%	(0.89)%	(0.95)%	(0.91)%	(1.17)%	(0.58)%	(0.96)%	(0.97)%	(0.92)%	(1.18)%

Supplemental Data

Net assets, end of year (000)	$110,538	$311,312	$569,747	$762,340	$809,643	$155,267	$355,755	$542,736	$580,318	$524,132

Portfolio turnover of the Master LLC	147%	109%	72%	77%	74%	147%	109%	72%	77%	74%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	11

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R

	Year Ended March 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$15.38	$21.69	$25.31	$23.80	$24.93

Net investment loss[1]	(0.00)[2]	(0.10)	(0.10)	(0.09)	(0.15)
Net realized and unrealized gain (loss)[3]	(6.71)	(2.38)	0.64	5.73	0.88

Net increase (decrease) from investment operations	(6.71)	(2.48)	0.54	5.64	0.73

Distributions from net realized gain	(0.31)	(3.83)	(4.16)	(4.13)	(1.86)

Net asset value, end of year	$8.36	$15.38	$21.69	$25.31	$23.80

Total Investment Return

Based on net asset value	(44.54)%	(14.13)%	3.39%	25.43%	3.53%

Ratios to Average Net Assets[4]

Total expenses	1.76%	1.65%	1.48%	1.51%	1.50%

Net investment loss	(0.02)%	(0.52)%	(0.46)%	(0.39)%	(0.61)%

Supplemental Data

Net assets, end of year (000)	$31,767	$60,194	$52,161	$39,382	$18,703

Portfolio turnover of the Master LLC	147%	109%	72%	77%	74%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Notes to Financial Statements	BlackRock Value Opportunities Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Master LLC owned by the Fund at March 31, 2009 was 100%. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund records its investment in the Master LLC at fair value. Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Effective April 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	—
Level 2	$770,616,269
Level 3	—

Total	$770,616,269

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The state of limitations on the Fund’s US federal tax returns remains open for the four years ended March 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon jurisdiction.

Investment Transactions and Investment Income: Investment transactions in the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	13

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Blackrock Advisors, LLC (the “Administrator”). The Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the Fund’s net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Effective October 1, 2008, the Fund has also entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BIL and BDI are affiliates of BlackRock, Inc. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended March 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A shares which totaled $27,203. Affiliates received contingent deferred sales charges of $61,034 and $17,375 relating to transactions in Investor B and Investor C Shares, respectively. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the year. Furthermore, affiliates received contingent deferred sales charges of $970 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended March 31, 2009 the Fund paid $3,242,275 in return for these services.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

PNC Global Investment Servicing (US) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended March 31, 2009, the Fund earned $9,958, which is included in income — affiliated in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended March 31, 2009 the Fund reimbursed the Administrator the following amounts for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Call Center Fees

Institutional	$8,272
Investor A	$8,585
Investor B	$5,660
Investor C	$8,425
Class R	$697

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008

	Shares	Amount	Shares	Amount

Institutional

Shares sold	4,213,214	$60,521,672	4,016,578	$88,704,342
Shares issued to shareholders in reinvestment of distributions	399,290	7,251,008	4,663,072	103,585,965

Total issued	4,612,504	67,772,680	8,679,650	192,290,307
Shares redeemed	(12,548,623)	(203,149,306)	(11,157,866)	(256,171,512)

Net decrease	(7,936,119)	$(135,376,626)	(2,478,216)	$(63,881,205)

Investor A

Shares sold and automatic conversion of shares	7,984,559	$111,756,554	6,221,324	$141,726,206
Shares issued to shareholders in reinvestment of distributions	453,899	8,115,574	4,412,712	96,825,748

Total issued	8,438,458	119,872,128	10,634,036	238,551,954
Shares redeemed	(9,326,749)	(133,355,610)	(12,959,214)	(300,009,409)

Net decrease	(888,291)	$(13,483,482)	(2,325,178)	$(61,457,455)

Investor B

Shares sold	2,461,611	$30,412,588	2,729,083	$54,482,016
Shares issued to shareholders in reinvestment of distributions	346,311	5,326,123	3,944,701	75,628,354

Total issued	2,807,922	35,738,711	6,673,784	130,110,370
Shares redeemed and automatic conversion of shares	(9,694,532)	(121,432,010)	(12,754,320)	(254,124,879)

Net decrease	(6,886,610)	$(85,693,299)	(6,080,536)	$(124,014,509)

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	15

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31, 2009		Year Ended March 31, 2008

	Shares	Amount	Shares	Amount

Investor C

Shares sold	3,810,525	$44,252,320	4,085,173	$77,482,741
Shares issued to shareholders in reinvestment of distributions	451,297	6,611,212	4,543,713	82,995,141

Total issued	4,261,822	50,863,532	8,628,886	160,477,882
Shares redeemed	(8,864,578)	(105,386,179)	(10,465,027)	(196,131,471)

Net decrease	(4,602,756)	$(54,522,647)	(1,836,141)	$(35,653,589)

Class R

Shares sold	2,087,488	$26,629,104	2,386,310	$46,784,467
Shares issued to shareholders in reinvestment of distributions	81,387	1,240,340	625,085	11,632,731

Total issued	2,168,875	27,869,444	3,011,395	58,417,198
Shares redeemed	(2,283,545)	(28,233,463)	(1,503,867)	(29,176,956)

Net increase (decrease)	(114,670)	$(364,019)	1,507,528	$29,240,242

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

4. Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of March 31, 2009 attributable to reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$(72)
Accumulated net realized losses	$72

The tax character of distributions paid during the fiscal years ended March 31, 2009 and March 31, 2008 was as follows:

	3/31/2009	3/31/2008

Distributions paid from:
Ordinary income	—	$74,599,934
Net long-term capital gains	$29,879,057	314,900,935

Total taxable distributions	$29,879,057	$389,500,869

As of March 31, 2009, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary net income	$1,341,239

Total undistributed net earnings	1,341,239
Capital loss carryforward	(96,854,574)
Net unrealized losses	(922,302,055	) *

Total accumulated net losses	$(1,017,815,390)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income and other book/tax temporary differences.

As of March 31, 2009, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date:

Expires March 31,

2017	$96,854,574

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Report of Independent Registered Public Accounting Firm	BlackRock Value Opportunities Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Value Opportunities Fund, Inc. (the “Fund”) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities Fund, Inc. as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2009

Important Tax Information (Unaudited)

BlackRock Value Opportunities Fund, Inc. distributed long-term capital gains of $0.309785 per share to shareholders of record on July 16, 2008.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	17

Master LLC Portfolio Information	Master Value Opportunities LLC

As of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments

Tellabs, Inc.	3%
Convergys Corp.	3
Harte-Hanks, Inc.	3
OGE Energy Corp.	2
TIBCO Software, Inc.	2
Novell, Inc.	2
Curtiss-Wright Corp.	2
Zoran Corp.	2
SPDR Gold Trust	2
Bottomline Technologies, Inc.	2

Sector Allocation	Percent of Long-Term Investments

Financials	26%
Information Technology	23
Industrials	12
Health Care	11
Consumer Discretionary	9
Utilities	9
Energy	4
Consumer Staples	4
Materials	2

For Master LLC compliance purposes, the Master LLC’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Schedule of Investments March 31, 2009	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.5%
Curtiss-Wright Corp.	520,900	$14,611,245
Triumph Group, Inc.	115,500	4,412,100

		19,023,345

Airlines — 0.1%
Republic Airways Holdings, Inc. (a)	75,500	489,240

Auto Components — 0.3%
Autoliv, Inc.	109,500	2,033,415

Biotechnology — 1.5%
Cepheid, Inc. (a)	79,700	549,930
Facet Biotech Corp. (a)	30,980	294,310
Maxygen, Inc. (a)	148,051	1,006,747
Neurogen Corp. (a)	921,280	202,682
PDL BioPharma, Inc.	639,900	4,530,492
Regeneron Pharmaceuticals, Inc. (a)	278,800	3,864,168
Vical, Inc. (a)	400,540	769,037

		11,217,366

Building Products — 0.8%
Ameron International Corp.	112,800	5,940,048

Capital Markets — 1.5%
Affiliated Managers Group, Inc. (a)	46,700	1,947,857
Investment Technology Group, Inc. (a)	233,100	5,948,712
optionsXpress Holdings, Inc.	170,200	1,935,174
Thomas Weisel Partners Group, Inc. (a)	425,414	1,522,982

		11,354,725

Chemicals — 0.8%
Arch Chemicals, Inc.	13,700	259,752
NewMarket Corp.	98,200	4,350,260
Spartech Corp.	673,900	1,657,794

		6,267,806

Commercial Banks — 7.8%
BancorpSouth, Inc.	246,500	5,137,060
Bank of Hawaii Corp.	93,100	3,070,438
Cullen/Frost Bankers, Inc.	83,929	3,939,627
First Financial Bankshares, Inc.	77,000	3,709,090
First Financial Corp.	68,264	2,518,942
First Horizon National Corp. (b)	261,759	2,811,291
First Merchants Corp.	58,000	625,820
First Midwest Bancorp, Inc.	630,000	5,411,700
Glacier Bancorp, Inc. (b)	216,100	3,394,931
IBERIABANK Corp.	68,300	3,137,702
MetroCorp Bancshares, Inc.	318,250	884,735
PrivateBancorp, Inc. (b)	153,000	2,212,380
Provident Bankshares Corp. (b)	478,500	3,373,425
Republic Bancorp, Inc. Class A	184,800	3,450,216
S&T Bancorp, Inc.	190,100	4,032,021
Texas Capital Bancshares, Inc. (a)	301,400	3,393,764
United Bankshares, Inc. (b)	266,500	4,594,460
Univest Corp. of Pennsylvania	117,287	2,052,522
Wilmington Trust Corp.	282,600	2,738,394

		60,488,518

Common Stocks	Shares	Value

Commercial Services & Supplies — 0.2%
Team, Inc. (a)	105,500	$1,236,460

Communications Equipment — 4.4%
ADC Telecommunications, Inc. (a)(b)	797,700	3,501,903
Avocent Corp. (a)	243,900	2,960,946
Emulex Corp. (a)	296,000	1,488,880
Harmonic, Inc. (a)	667,800	4,340,700
Tellabs, Inc. (a)	4,666,600	21,373,028

		33,665,457

Construction & Engineering — 1.4%
Layne Christensen Co. (a)	245,300	3,941,971
URS Corp. (a)	170,900	6,906,069

		10,848,040

Consumer Finance — 0.4%
Ezcorp, Inc. (a)	267,600	3,096,132

Containers & Packaging — 0.2%
Packaging Corp. of America	41,200	536,424
Rock-Tenn Co. Class A	43,600	1,179,380
Smurfit-Stone Container Corp. (a)(b)	5,215,200	192,962

		1,908,766

Diversified Consumer Services — 0.8%
Universal Technical Institute, Inc. (a)(c)	488,100	5,857,200

Electric Utilities — 2.7%
Allete, Inc.	212,300	5,666,287
Cleco Corp.	262,300	5,689,287
El Paso Electric Co. (a)	280,200	3,948,018
Portland General Electric Co.	108,000	1,899,720
UIL Holdings Corp.	172,500	3,850,200

		21,053,512

Electrical Equipment — 0.3%
Hubbell, Inc. Class B	84,900	2,288,904

Electronic Equipment & Instruments —1.6%
Anixter International, Inc. (a)	231,300	7,327,584
Ingram Micro, Inc. Class A (a)	273,700	3,459,568
Vishay Intertechnology, Inc. (a)	336,000	1,169,280

		11,956,432

Energy Equipment & Services — 2.0%
CARBO Ceramics, Inc. (b)	382,300	10,872,612
Dresser-Rand Group, Inc. (a)	36,200	800,020
Key Energy Services, Inc. (a)	785,600	2,262,528
Oil States International, Inc. (a)	131,900	1,770,098

		15,705,258

Food & Staples Retailing — 0.4%
The Andersons, Inc.	239,000	3,379,460

Food Products — 2.6%
Dean Foods Co. (a)	276,900	5,006,352
Flowers Foods, Inc.	246,200	5,780,776
Hain Celestial Group, Inc. (a)	319,100	4,543,984
Smithfield Foods, Inc. (a)(b)	385,800	3,649,668
TreeHouse Foods, Inc. (a)	25,900	745,661

		19,726,441

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	19

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Gas Utilities — 3.2%
Atmos Energy Corp.	322,900	$7,465,448
New Jersey Resources Corp.	169,000	5,742,620
Northwest Natural Gas Co.	43,700	1,897,454
Piedmont Natural Gas Co. (b)	152,500	3,948,225
Southwest Gas Corp.	273,300	5,758,431
WGL Holdings, Inc.	1,000	32,800

		24,844,978

Health Care Equipment & Supplies — 2.5%
The Cooper Cos., Inc.	119,400	3,156,936
DexCom, Inc. (a)	381,600	1,579,824
Merit Medical Systems, Inc. (a)	126,400	1,543,344
OraSure Technologies, Inc. (a)(c)	2,774,430	7,019,308
Wright Medical Group, Inc. (a)	433,900	5,653,717

		18,953,129

Health Care Providers & Services — 1.4%
AMERIGROUP Corp. (a)	69,100	1,903,014
MedCath Corp. (a)	320,300	2,328,581
Owens & Minor, Inc.	90,100	2,985,013
PharMerica Corp. (a)	69,700	1,159,808
Res-Care, Inc. (a)	166,700	2,427,152

		10,803,568

Health Care Technology — 1.1%
Cerner Corp. (a)(b)	173,600	7,633,192
Merge Healthcare, Inc. (a)(b)	571,413	771,407

		8,404,599

Hotels, Restaurants & Leisure — 1.7%
Burger King Holdings, Inc.	395,500	9,076,725
Chipotle Mexican Grill, Inc. Class A (a)	11,600	770,008
O’Charleys, Inc. (c)	1,153,400	3,471,734

		13,318,467

Household Durables — 0.3%
Furniture Brands International, Inc.	1,343,700	1,975,239

IT Services — 2.6%
Convergys Corp. (a)	2,526,300	20,412,504

Insurance — 2.7%
Aspen Insurance Holdings Ltd.	205,700	4,620,022
HCC Insurance Holdings, Inc.	47,500	1,196,525
The Hanover Insurance Group, Inc.	166,100	4,787,002
IPC Holdings, Ltd.	126,400	3,417,856
Presidential Life Corp.	106,871	832,525
Prudential Financial, Inc.	194,600	3,701,292
Reinsurance Group of America, Inc.	70,300	2,277,017

		20,832,239

Internet Software & Services — 3.7%
Bankrate, Inc. (a)(b)	131,900	3,290,905
IAC/InterActiveCorp. (a)	532,700	8,113,021
RealNetworks, Inc. (a)	2,443,200	5,692,656
ValueClick, Inc. (a)	1,002,600	8,532,126
Vignette Corp. (a)	455,000	3,039,400

		28,668,108

Common Stocks	Shares	Value

Life Sciences Tools & Services — 0.9%
Affymetrix, Inc. (a)	717,900	$2,347,533
Exelixis, Inc. (a)(b)	562,100	2,585,660
Parexel International Corp. (a)	179,700	1,748,481

		6,681,674

Machinery — 4.2%
AGCO Corp. (a)	341,600	6,695,360
Altra Holdings, Inc. (a)	372,078	1,443,663
CIRCOR International, Inc.	116,100	2,614,572
EnPro Industries, Inc. (a)(b)	181,400	3,101,940
Kennametal, Inc.	47,100	763,491
Mueller Industries, Inc.	160,100	3,472,569
RBC Bearings, Inc. (a)	286,400	4,376,192
Robbins & Myers, Inc.	573,600	8,701,512
Wabash National Corp. (c)	1,226,000	1,507,980

		32,677,279

Media — 2.9%
Harte-Hanks, Inc. (c)	3,562,600	19,059,910
Playboy Enterprises, Inc. Class B (a)(c)	1,742,700	3,433,119

		22,493,029

Metals & Mining — 0.5%
Steel Dynamics, Inc.	425,000	3,744,250

Multi-Utilities — 2.2%
OGE Energy Corp.	724,300	17,252,826

Multiline Retail — 0.5%
Saks, Inc. (a)(b)	2,118,700	3,961,969

Oil, Gas & Consumable Fuels — 1.9%
Cabot Oil & Gas Corp. Class A	291,400	6,868,298
Plains Exploration & Production Co. (a)	164,800	2,839,504
St. Mary Land & Exploration Co.	131,400	1,738,422
Swift Energy Co. (a)	82,800	604,440
Venoco, Inc. (a)	661,900	2,171,032
Whiting Petroleum Corp. (a)	28,900	747,065

		14,968,761

Personal Products — 0.4%
Alberto-Culver Co.	136,800	3,093,048

Pharmaceuticals — 2.9%
King Pharmaceuticals, Inc. (a)	1,344,900	9,508,443
Medicis Pharmaceutical Corp. Class A	681,100	8,425,207
Sepracor, Inc. (a)	300,300	4,402,398

		22,336,048

Professional Services — 0.2%
Heidrick & Struggles International, Inc.	107,400	1,905,276

Real Estate Investment Trusts (REITs) — 5.8%
Alexandria Real Estate Equities, Inc. (b)	59,300	2,158,520
Brandywine Realty Trust	545,000	1,553,250
Dupont Fabros Technology, Inc.	870,300	5,987,664
Federal Realty Investment Trust	70,000	3,220,000
FelCor Lodging Trust, Inc.	791,982	1,077,096
Friedman Billings Ramsey Group, Inc. Class A (a)	2,160,955	432,191
Home Properties, Inc.	178,700	5,477,155
Lexington Corporate Properties Trust	864,457	2,057,408

See Notes to Financial Statements.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) (concluded)
MFA Financial, Inc.	626,600	$3,684,408
National Retail Properties, Inc.	297,300	4,709,232
Omega Healthcare Investors, Inc.	110,600	1,557,248
Senior Housing Properties Trust	541,000	7,584,820
Tanger Factory Outlet Centers, Inc. (b)	104,000	3,209,440
UDR, Inc.	218,300	1,879,563

		44,587,995

Real Estate Management & Development — 0.8%
Jones Lang LaSalle, Inc.	95,400	2,219,004
The St. Joe Co. (a)	234,100	3,918,834

		6,137,838

Road & Rail — 1.3%
Kansas City Southern (a)	96,900	1,231,599
Marten Transport Ltd. (a)	264,448	4,939,889
Vitran Corp., Inc. (a)(c)	703,721	3,701,572

		9,873,060

Semiconductors & Semiconductor Equipment — 4.1%
Actel Corp. (a)	366,000	3,703,920
Advanced Energy Industries, Inc. (a)	58,698	441,996
DSP Group, Inc. (a)	1,045,137	4,514,992
Exar Corp. (a)	331,960	2,071,430
Mattson Technology, Inc. (a)	690,077	580,355
Semtech Corp. (a)	265,100	3,539,085
Teradyne, Inc. (a)	601,900	2,636,322
Zoran Corp. (a)	1,642,800	14,456,640

		31,944,740

Software — 5.7%
Bottomline Technologies, Inc. (a)(c)	1,810,511	11,913,162
Novell, Inc. (a)	3,528,900	15,033,114
TIBCO Software, Inc. (a)	2,762,600	16,216,462
Wind River Systems, Inc. (a)(b)	164,100	1,050,240

		44,212,978

Specialty Retail — 1.3%
The Children’s Place Retail Stores, Inc. (a)	198,100	4,336,409
Urban Outfitters, Inc. (a)	327,000	5,352,990

		9,689,399

Textiles, Apparel & Luxury Goods — 0.9%
Hanesbrands, Inc. (a)	737,500	7,057,875

Thrifts & Mortgage Finance — 1.3%
Dime Community Bancshares, Inc.	250,400	2,348,752
Provident Financial Services, Inc.	326,900	3,533,789
Provident New York Bancorp	485,300	4,149,315

		10,031,856

Common Stocks	Shares	Value

Trading Companies & Distributors — 1.0%
Applied Industrial Technologies, Inc.	180,700	$3,048,409
WESCO International, Inc. (a)	246,300	4,462,956

		7,511,365

Water Utilities — 0.4%
American States Water Co.	82,200	2,985,504

Total Common Stocks — 90.7%		698,896,126

Exchange-Traded Funds

iShares Russell 2000 Growth Index Fund	211,900	9,743,162
iShares Russell 2000 Index Fund (b)	233,300	9,784,602
PowerShares Zacks Micro Cap Portfolio	162,200	1,137,022
SPDR Gold Trust (a)	142,200	12,837,816
SPDR KBW Regional Banking (b)	124,000	2,383,280

Total Exchange-Traded Funds — 4.6%		35,885,882

Total Long-Term Investments (Cost — $1,159,542,000) — 95.3%		734,782,008

Short-Term Securities	Shares/ Beneficial Interest (000)

BlackRock Liquidity Funds, TempFund, 0.646% (d)(e)	41,445	41,444,621
BlackRock Liquidity Series, LLC Money Market Series, 1.17% (d)(e)(f)	$60,786	60,785,800

Total Short-Term Securities (Cost — $102,230,421) — 13.3%		102,230,421

Total Investments (Cost — $1,261,772,421*) — 108.6%		837,012,429
Liabilities in Excess of Other Assets — (8.6)%		(66,396,160)

Net Assets — 100.0%		$770,616,269

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	21

Schedule of Investments (concluded)	Master Value Opportunities LLC

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$1,326,227,349

	Gross unrealized appreciation	$10,899,029
	Gross unrealized depreciation	(500,113,949)

	Net unrealized depreciation	$(489,214,920)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)

Investments in companies (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain (Loss)	Income

Bottomline Technologies, Inc.†	$9,007,967	$495,224	$95,570	—
Harte-Hanks, Inc.	$9,702,593	$1,598,072	$(1,316,346)	$1,011,998
O’Charleys, Inc.	$1,335,973	$18,162,419	$(11,876,629)	$205,434
OraSure Technologies, Inc.†	$2,989,354	$1,846,544	$(874,230)	—
Playboy Enterprises, Inc. Class B†	$710,750	—	—	—
Universal Technical Institute, Inc.*†	$1,455,437	$27,220,363	$(5,415,776)	—
Vitran Corp., Inc.†	$255,204	$1,177,553	$(310,290)	—
Wabash National Corp.*	$449,049	$8,143,303	$(6,402,108)	$138,582
Westell Technologies, Inc. Class A*†	—	$12,241,679	$(8,936,686)	—

	*	No longer an affiliated company or held by the Master LLC as of report date.

	†	Non-income producing security.

(d)	Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	$41,444,621	$11,396
BlackRock Liquidity Series, LLC Cash Sweep Series	—	$533,515
BlackRock Liquidity Series, LLC Money Market Series	$60,785,800	$2,339,692
FFI Premier Institutional Fund	$(498,643,664)	—

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash proceeds from securities loans.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective April 1, 2008, the Master LLC adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Master LLC’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$776,226,629
Level 2	60,785,800
Level 3	—

Total	$837,012,429

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Statement of Assets and Liabilities	Master Value Opportunities LLC

March 31, 2009

Assets

Investments at value — unaffiliated (including securities loaned of $60,424,816) (cost — $1,005,547,087)	$686,183,203
Investments at value — affiliated (cost — $256,225,334)	150,829,226
Investments sold receivable	19,883,623
Dividends receivable	957,297
Securities lending income receivable — affiliated	66,978
Prepaid expenses	50,686

Total assets	857,971,013

Liabilities

Collateral at value — securities loaned	60,785,800
Investments purchased payable	24,732,652
Withdrawals payable to investor	1,395,663
Investment advisory fees payable	307,385
Other affiliates payable	9,555
Officer’s and Directors’ fees payable	2,248
Other accrued expenses payable	121,408
Other liabilities payable	33

Total liabilities	87,354,744

Net Assets	$770,616,269

Net Assets Consist of

Investor’s capital	$1,195,376,261
Net unrealized appreciation/depreciation	(424,759,992)

Net Assets	$770,616,269

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	23

Statement of Operations	Master Value Opportunities LLC

Year Ended March 31, 2009

Investment Income

Dividends	$18,930,676
Foreign withholding tax	(2,385)
Securities lending — affiliated	2,339,692
Income — affiliated	1,910,883

Total income	23,178,866

Expenses

Investment advisory	6,473,076
Accounting services	361,059
Custodian	127,992
Professional	79,484
Officer and Directors	60,513
Printing	3,909
Miscellaneous	53,379

Total expenses	7,159,412
Less fees waived by advisor	(1,377)

Total expenses after waiver	7,158,035

Net investment income	16,020,831

Realized and Unrealized Gain (Loss)

Net realized loss from:
Investments (including $35,036,495 loss from affiliates)	(561,427,067)
Investments sold short	(767,997)

(562,195,064)

Net change in unrealized appreciation/depreciation on:
Investments	(99,309,634)
Investments sold short	118,454

(99,191,180)

Total realized and unrealized loss	(661,386,244)

Net Decrease in Net Assets Resulting from Operations	$(645,365,413)

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Statements of Changes in Net Assets	Master Value Opportunities LLC

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$16,020,831	$15,475,488
Net realized gain (loss)	(562,195,064)	300,462,406
Net change in unrealized appreciation/depreciation	(99,191,180)	(581,197,065)

Net decrease in net assets resulting from operations	(645,365,413)	(265,259,171)

Capital Transactions

Proceeds from contributions	299,789,279	748,434,575
Fair value of withdrawals	(634,382,865)	(1,418,068,020)

Net decrease in net assets derived from capital transactions	(334,593,586)	(669,633,445)

Net Assets

Total decrease in net assets	(979,958,999)	(934,892,616)
Beginning of year	1,750,575,268	2,685,467,884

End of year	$770,616,269	$1,750,575,268

Financial Highlights	Master Value Opportunities LLC

	Year Ended March 31,

	2009	2008	2007	2006	2005

Total Investment Return

Total investment return	(43.58)%	(13.02)%	4.34%	26.66%	4.48%

Ratios to Average Net Assets

Total expenses after waiver	0.54%	0.51%	0.50%	0.51%	0.50%

Total expenses	0.54%	0.51%	0.50%	0.51%	0.50%

Net investment income	1.21%	0.66%	0.53%	0.62%	0.35%

Supplemental Data

Net assets, end of year (000)	$770,616	$1,750,575	$2,685,468	$3,061,862	$3,005,949

Portfolio turnover	147%	109%	72%	77%	74%

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	25

Notes to Financial Statements	Master Value Opportunities LLC

1. Organization and Significant Accounting Policies:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Directors to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Master LLC values its investment in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro-rate ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master LLC segregate assets in connection with certain investments (e.g., short sales), the Master LLC will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

Short Sales: When the Master LLC engages in a short sale, an amount equal to the proceeds received by the Master LLC is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Master LLC makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Master LLC maintains a segregated account of securities as collateral for the short sales. The Master LLC is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Master LLC is required to repay the counterparty any dividends or interest received on the security sold short. A gain limited to the price at which the Master LLC sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Lending: The Master LLC may lend securities to financial institutions that provide cash, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. The Master LLC typically receives the income on the loaned securities but does not receive the income on the collateral. The Master LLC may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of security transactions. The Master LLC may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Notes to Financial Statements (continued)	Master Value Opportunities LLC

Income Taxes: The Master LLC is classified as a “pass-through entity” for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remain open for each of the four years ended March 31, 2009. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Master LLC’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Master LLC are charged to that Master LLC. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of the Master LLC’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Advisor a monthly fee at an annual rate of the average daily value of the Master LLC’s net assets at the following annual rates: 0.50% of the Master LLC’s average daily net assets not exceeding $1 billion; 0.475% of the Master LLC’s net assets in excess of $1 billion not exceeding $1.5 billion; and 0.45% of the Master LLC’s net assets in excess of $1.5 billion.

The Advisor has agreed to waive its advisory fee by the amount of investment advisory fees the Master LLC pays to the Advisor indirectly through its investment in affiliated money market funds. The amount is shown as fees waived by advisor on the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Master LLC to the Advisor.

For the year ended March 31, 2009, the Master LLC reimbursed the Advisor $24,174 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) or its affiliates. Pursuant to that order, the Master LLC has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Master LLC on such investments is shown as securities lending — affiliated on the Statement of Operations. For the year ended March 31, 2009, BIM received $560,997 in securities lending agent fees.

In addition, MLPF&S received $389,929 in commissions on the execution of the portfolio security transactions for the Master LLC for the period April 1, 2008 to December 31, 2008. For a portion of the year ended March 31, 2009, Piper Jaffray was considered to be an affiliate of the Advisor and received $35,385 in commissions on the execution of portfolio transactions for the Master LLC.

The Master LLC may earn income on positive cash balances in demand deposit accounts. For the year ended March 31, 2009, the Master LLC earned $9,958, which is included in income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. The Master LLC reimburses the Advisor for compensation paid to the Master LLC’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2009 were $1,907,101,080 and $2,247,387,609, respectively.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	27

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

4. Short-Term Borrowings:

The Master LLC, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Master LLC paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Master LLC pays a commitment fee of 0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Master LLC did not borrow under the credit agreement during the year ended March 31, 2009.

5. Concentration, Market and Credit Risk:

The Master LLC invests a significant portion of its assets in securities in the financial services and information technology industries. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting the financial services and information technology industries would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Master LLC may be exposed to counterparty risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may default. Financial assets, which potentially expose the Master LLC to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master LLC’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities.

Report of Independent Registered Public Accounting Firm	Master Value Opportunities LLC

To the Investor and Board of Directors of Master Value Opportunities LLC:

We have audited the accompanying statement of assets and liabilities of Master Value Opportunities LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities LLC as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2009

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 102 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 1998

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 Funds 102 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 102 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Director	Since 2007

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 Funds 102 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Director	Since 2002

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 Funds 102 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.

				35 Funds 102 Portfolios	Alcatel-Lucent (telecommunications); Global Climate Exchange (environmental); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Director	Since 2007	Professor, Harvard University since 1992.	35 Funds 102 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Director	Since 2005

Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 Funds 102 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	29

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non- profit) since 2008; Formerly President, American Bar Association from 1995 to 1996.

				35 Funds 102 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.

				35 Funds 102 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Director	Since 2003

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.

				35 Funds 102 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Director and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 102 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s/Master LLC’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				175 Funds 286 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				35 Funds 102 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

				175 Funds 286 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	31

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund/Master LLC Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s US Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; Formerly General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.

Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

The Fund is managed by a team of investment professionals. Effective March 31, 2009, John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Coyle is Managing Director of BlackRock, Inc. since 2009 and Director thereof from 2006 to 2008; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006 and Vice President thereof from 2004 to 2006; and Managing Director and portfolio manager with Bears Sterns Asset Management from 2001 to 2004. Mr. Balaraman is Managing Director of BlackRock, Inc. since 2009 and Director thereof from 2006 to 2008; and Director of MLIM in 2006 and Vice President thereof from 1998 to 2006.

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	33

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC votes proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2009	35

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Value Opportunities Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#10253-3/09

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Value Opportunities Fund, Inc.	$6,800	$6,800	$0	$0	$6,100	$6,100	$1,028	$1,049
Master Value Opportunities LLC	$38,500	$38,300	$0	$0	$0	$0	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the

Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Value Opportunities Fund, Inc.	$414,628	$412,149
Master Value Opportunities LLC	$407,500	$405,000

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: May 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: May 20, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: May 20, 2009